Exhibit 99




                    CERTIFICATION OF PERIODIC REPORT
                    --------------------------------


     I, Aldo C. Zucaro, Chairman of the Board and Chief Executive Officer of Old Republic International Corporation (the "Company"), hereby certify, pusuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (3) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and


     (4) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2002

                                                    /s/ Aldo C. Zucaro
                                                 -------------------------
                                                      Aldo C. Zucaro
                                                 Chairman of the Board and
                                                  Chief Executive Officer

                                                                    Exhibit 99



                    CERTIFICATION OF PERIODIC REPORT
                    --------------------------------


     I, John S. Adams, Senior Vice President and Chief Financial Officer of Old Republic International Corporation (the "Company"), hereby certify, pusuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (3) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

     (4) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 9, 2002

                                                    /s/ John S. Adams
                                                 -------------------------
                                                      John S. Adams
                                                 Senior Vice President and
                                                  Chief Financial Officer